Summary of Significant Accounting Policies Stock Compensation (Policies)	12 Months Ended
Dec. 28, 2013
Accounting Policies [Abstract]
Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
Stock-Based Compensation: The Company accounts for stock-based compensation in accordance with ASC Topic 718, Compensation - Stock Compensation (ASC Topic 718). Under the fair value recognition provisions of ASC Topic 718, the Company measures stock-based compensation cost at the grant date fair value and recognizes the compensation expense over the requisite service period, which is the vesting period, using a straight-line attribution method.
The amount of stock-based compensation expense recognized during a period is based on the portion of the awards that are ultimately expected to vest. The Company estimates pre-vesting award forfeitures at the time of grant by analyzing historical data and revises those estimates in subsequent periods if actual forfeitures differ from those estimates. Ultimately, the total expense recognized over the vesting period will only be for those awards that vest. The Company's awards are not eligible to vest early in the event of retirement, however, the majority of the Company's awards vest early in the event of a change in control. See Note 8 for further detail on the Company's stock compensation plans.